UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund:  BlackRock Basic Value Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2016

Date of reporting period: 12/31/2015

Item 1 – Report to Stockholders

DECEMBER 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Basic Value Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery in 2015 while inflationary pressures remained low, investors spent most of the year anticipating a short-term rate hike from the Federal Reserve (the “Fed”), which ultimately came to fruition in December. In contrast, the European Central Bank (“ECB”) and the Bank of Japan moved to a more accommodative stance during the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities. Oil prices were particularly volatile and below the historical norm due to an ongoing imbalance in global supply and demand.

Market volatility broadly increased in the middle of 2015, beginning with a sharp, but temporary, selloff in June as Greece’s long-brewing debt troubles came to an impasse. Just as these concerns abated, Chinese equities tumbled amid weakness in the country’s economy. This, combined with a depreciation of the yuan and declining confidence in China’s policymakers, stoked worries about the potential impact to the broader world economy, causing heightened volatility to spread throughout markets globally. Given a dearth of meaningful growth across most of the world, financial markets became more reliant on central bank policies to drive performance. In that vein, risk assets (such as equities and high yield bonds) rallied in October when China’s central bank provided more stimulus, the ECB hinted at further easing, and soft U.S. data pushed back expectations for a Fed rate hike. As the period came to a close, however, the ECB disappointed investors with its subdued policy changes. The Fed’s December rate hike had a positive impact on the markets as it removed a source of uncertainty, but this was counteracted by the dampening effect of a stronger U.S. dollar, falling oil prices and tighter credit conditions.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.15%	1.38%
U.S. small cap equities (Russell 2000® Index)	(8.75)	(4.41)
International equities (MSCI Europe, Australasia, Far East Index)	(6.01)	(0.81)
Emerging market equities (MSCI Emerging Markets Index)	(17.35)	(14.92)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.04	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.43	0.91
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	0.65	0.55
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.31	3.32
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.79)	(4.43)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2015

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended December 31, 2015, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Negative contributions to relative performance included selection within the financials sector, where investments in the insurance and consumer finance industries along with an underweight position and stock selection in Real Estate Investment Trusts hurt returns. In particular, the Fund’s significant positions in consumer finance companies Discover Financial Services, Inc. and Capital One Financial Corp. generated underperformance. Both companies continue to display strong underlying fundamentals, but saw their shares decline following second quarter earnings reports, as strong loan growth required an increase in loss reserves.

•

Stock selection in the utilities sector also negatively impacted performance. Independent power producer, Dynegy, Inc. declined significantly, as investors weighed falling natural gas prices and weakening credit conditions during the fourth quarter of 2015. We believe the long-term fundamentals of the company remain strong and that the stock price has experienced a short-term overreaction.

•

The Fund’s selection in the consumer discretionary sector contributed to underperformance as well. Department store operator Macy’s, Inc. succumbed to the challenging retail sales environment during the second half of 2015, and delivered a disappointing third quarter earnings announcement. The warmest autumn in 40 years slowed traffic to stores, while a strong U.S. dollar hurt tourism-related sales at the company’s flagship stores. Within the media segment of the consumer discretionary sector, Viacom, Inc. saw its results suffer on a decline in advertising revenues driven by the consumer shift to digital content. Given market concerns around a secular decline in the traditional media industries, the Fund sold out of its position in the company during the period.

•

Stock selection in the industrials sector had the most significant positive impact on performance. The Fund’s avoidance of machinery industry holdings such as Caterpillar, Inc. and Deere & Co. added value during the period. The machinery industry came under pressure as weak U.S. manufacturing data and slowing growth in China dampened expectations. Defense stocks performed well during this period, however, and the Fund’s position in Raytheon Co. rose significantly.

•

In the consumer staples sector, our top holding in the sector, Kroger Co., delivered better-than-expected earnings results, leading the stock to new highs. Elsewhere in the sector, the avoidance of Wal-Mart Stores, Inc. had a positive impact on relative performance, as the stock dropped sharply after management forecasted a sales decline. In the health care sector, pharmaceutical company Baxalta, Inc. outperformed after being spun out of Baxter International, as investors began to anticipate that the company would be acquired.

Describe recent portfolio activity.

•

During the period, the investment advisor increased the Fund’s investments in the information technology, utilities and telecommunication services (“telecom”) sectors, while significantly reducing exposure to consumer discretionary.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in health care, telecom and financials, while the most significant underweights were in industrials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Cisco Systems, Inc.	5%
Citigroup, Inc.	5
JPMorgan Chase & Co.	5
Verizon Communications, Inc.	4
Pfizer, Inc.	4
QUALCOMM, Inc.	4
Discover Financial Services, Inc.	4
Merck & Co., Inc.	3
Valero Energy Corp.	3
Wells Fargo & Co.	3

Sector Allocation	Percent of Net Assets

Financials	32%
Health Care	16
Energy	13
Information Technology	12
Consumer Discretionary	7
Telecommunication Services	6
Utilities	5
Industrials	5
Consumer Staples	2
Materials	1
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(8.74)%	(5.90)%	N/A	9.73%	N/A	6.38%	N/A
Investor A	(8.89)	(6.17)	(11.10)%	9.42	8.24%	6.08	5.51%
Investor B	(9.46)	(7.16)	(10.87)	8.29	8.04	5.29	5.29
Investor C	(9.21)	(6.88)	(7.69)	8.56	8.56	5.23	5.23
Class K5	(8.70)	(5.79)	N/A	9.83	N/A	6.48	N/A
Class R	(9.01)	(6.45)	N/A	9.05	N/A	5.72	N/A
Russell 1000® Value Index	(3.23)	(3.83)	N/A	11.27	N/A	6.16	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[5]	Class K commenced operations on February 4, 2015

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$912.60	$2.64	$1,000.00	$1,022.37	$2.80	0.55%
Investor A	$1,000.00	$911.10	$3.99	$1,000.00	$1,020.96	$4.22	0.83%
Investor B	$1,000.00	$905.40	$9.72	$1,000.00	$1,014.93	$10.28	2.03%
Investor C	$1,000.00	$907.90	$7.77	$1,000.00	$1,016.99	$8.21	1.62%
Class K	$1,000.00	$913.00	$2.50	$1,000.00	$1,022.52	$2.64	0.52%
Class R	$1,000.00	$909.90	$5.57	$1,000.00	$1,019.30	$5.89	1.16%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to February 4, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
Honeywell International, Inc.	121,655	$12,599,808
Huntington Ingalls Industries, Inc.	23,410	2,969,559
Raytheon Co.	318,564	39,670,775

		55,240,142
Airlines — 0.3%
American Airlines Group, Inc.	219,610	9,300,484
Auto Components — 1.5%
Lear Corp.	448,765	55,121,805
Automobiles — 0.2%
Thor Industries, Inc.	117,903	6,620,253
Banks — 14.3%
Citigroup, Inc.	3,627,291	187,712,309
JPMorgan Chase & Co.	2,823,254	186,419,462
KeyCorp	1,856,720	24,490,137
Regions Financial Corp.	3,158,684	30,323,366
Wells Fargo & Co.	1,853,054	100,732,015

		529,677,289
Biotechnology — 2.2%
Baxalta, Inc.	2,051,220	80,059,117
Capital Markets — 1.3%
Ameriprise Financial, Inc.	111,580	11,874,344
KKR & Co. LP (a)	492,272	7,674,520
Morgan Stanley	922,400	29,341,544

		48,890,408
Chemicals — 0.7%
Akzo Nobel NV — ADR	310,086	6,888,560
Ashland, Inc.	14,140	1,452,178
LyondellBasell Industries NV, Class A	177,730	15,444,737

		23,785,475
Communications Equipment — 10.8%
Cisco Systems, Inc.	7,146,260	194,056,690
Nokia OYJ — ADR	2,938,430	20,627,779
QUALCOMM, Inc.	2,718,880	135,903,217
Telefonaktiebolaget LM Ericsson — ADR	4,974,630	47,806,194

		398,393,880
Construction & Engineering — 0.4%
AECOM (a)	448,620	13,472,059
Jacobs Engineering Group, Inc. (a)	34,900	1,464,055

		14,936,114
Consumer Finance — 6.7%
Capital One Financial Corp.	1,339,468	96,682,800
Discover Financial Services, Inc.	2,419,615	129,739,756
SLM Corp. (a)	3,347,880	21,828,178

		248,250,734
Containers & Packaging — 0.5%
Avery Dennison Corp.	29,650	1,857,869

Common Stocks	Shares	Value
Containers & Packaging (continued)
Bemis Co., Inc.	192,480	$8,601,931
Crown Holdings, Inc.	123,040	6,238,128
Sonoco Products Co.	64,700	2,644,289

		19,342,217
Diversified Financial Services — 2.4%
Nasdaq, Inc.	1,536,477	89,376,867
Diversified Telecommunication Services — 4.4%
Verizon Communications, Inc.	3,486,110	161,128,004
Electric Utilities — 2.4%
American Electric Power Co., Inc.	110,120	6,416,692
Duke Energy Corp.	15,690	1,120,109
Edison International	7,280	431,049
Exelon Corp.	2,847,790	79,083,128
FirstEnergy Corp.	37,900	1,202,567

		88,253,545
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	622,930	28,748,219
Halliburton Co.	324,680	11,052,107
Superior Energy Services, Inc.	1,992,997	26,845,670

		66,645,996
Food & Staples Retailing — 1.4%
CVS Health Corp.	84,270	8,239,078
Kroger Co.	1,011,470	42,309,790

		50,548,868
Food Products — 0.2%
Kellogg Co.	17,110	1,236,540
Tyson Foods, Inc., Class A	104,280	5,561,252

		6,797,792
Health Care Equipment & Supplies — 4.0%
Baxter International, Inc.	1,161,410	44,307,791
Medtronic PLC	632,216	48,630,055
Zimmer Biomet Holdings, Inc.	535,616	54,948,845

		147,886,691
Health Care Providers & Services — 1.8%
Community Health Systems, Inc. (a)	929,630	24,663,084
Laboratory Corp. of America Holdings (a)	45,098	5,575,917
Quest Diagnostics, Inc.	519,513	36,958,155

		67,197,156
Hotels, Restaurants & Leisure — 0.0%
Wyndham Worldwide Corp.	18,830	1,368,000
Household Durables — 1.9%
Newell Rubbermaid, Inc.	1,448,922	63,868,482
Tupperware Brands Corp. (b)	79,900	4,446,435

		68,314,917

Portfolio Abbreviations
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	7

Schedule of Investments (continued)

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 2.5%
AES Corp.	6,662,250	$63,757,733
Dynegy, Inc. (a)	2,152,840	28,848,056

		92,605,789
Insurance — 5.5%
Genworth Financial, Inc., Class A (a)	4,076,110	15,203,890
Hartford Financial Services Group, Inc.	1,277,463	55,518,542
Lincoln National Corp.	865,381	43,494,049
MetLife, Inc.	240,496	11,594,312
Prudential Financial, Inc.	453,173	36,892,814
XL Group PLC	1,075,053	42,120,577

		204,824,184
IT Services — 0.1%
First Data Corp. Class A (a)	272,290	4,362,086
Life Sciences Tools & Services — 0.0%
Bruker Corp. (a)	44,659	1,083,874
Media — 1.3%
Comcast Corp., Class A	78,580	4,434,269
Interpublic Group of Cos., Inc.	574,720	13,379,482
Omnicom Group, Inc.	19,450	1,471,587
Scripps Networks Interactive, Inc., Class A	532,490	29,398,773

		48,684,111
Metals & Mining — 0.3%
Allegheny Technologies, Inc.	153,710	1,729,238
Reliance Steel & Aluminum Co.	177,770	10,294,661

		12,023,899
Multiline Retail — 0.8%
Dollar General Corp.	10,420	748,885
Macy’s, Inc.	829,080	29,001,218

		29,750,103
Multi-Utilities — 0.1%
Ameren Corp.	68,530	2,962,552
PG&E Corp.	8,570	455,838

		3,418,390
Oil, Gas & Consumable Fuels — 10.8%
Apache Corp.	1,953,896	86,889,755
Gulfport Energy Corp. (a)	1,876,700	46,110,519
Marathon Oil Corp.	6,183,233	77,846,903
Marathon Petroleum Corp.	748,512	38,802,862
Suncor Energy, Inc.	1,119,380	28,880,004
Valero Energy Corp.	1,675,670	118,486,626
World Fuel Services Corp.	94,750	3,644,085

		400,660,754
Pharmaceuticals — 8.0%
Merck & Co., Inc.	2,436,950	128,719,699
Pfizer, Inc.	4,324,255	139,586,951
Teva Pharmaceutical Industries Ltd. — ADR	420,230	27,583,897

		295,890,547
Professional Services — 2.3%
Dun & Bradstreet Corp.	3,630	377,266
ManpowerGroup, Inc.	65,730	5,540,382
Nielsen Holdings NV	1,716,650	79,995,890

		85,913,538

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 1.8%
Brixmor Property Group, Inc.	342,240	$8,836,637
Outfront Media, Inc.	1,267,020	27,659,047
Starwood Property Trust, Inc.	1,489,410	30,622,270

		67,117,954
Semiconductors & Semiconductor Equipment — 0.8%
Teradyne, Inc.	1,442,700	29,820,609
Specialty Retail — 1.3%
Gap, Inc. (b)	770,120	19,021,964
GNC Holdings, Inc., Class A	933,270	28,950,035

		47,971,999
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc.	246,460	25,942,380
Wireless Telecommunication Services — 1.8%
Telephone & Data Systems, Inc.	1,941,354	50,261,655
United States Cellular Corp. (a)	406,369	16,583,919

		66,845,574
Total Common Stocks — 98.8%		3,654,051,545

Preferred Stocks
Food Products — 0.4%
Tyson Foods, Inc., 4.75% (c)	229,918	13,951,424
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	30,900	3,608,811
Total Preferred Stocks — 0.5%		17,560,235
Total Long-Term Investments (Cost — $3,257,709,018) — 99.3%		3,671,611,780

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	19,342,137	19,342,137

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (d)(e)(f)	$153	152,853
Total Short-Term Securities (Cost — $19,494,990) — 0.5%		19,494,990
Total Investments (Cost — $3,277,204,008) — 99.8%		3,691,106,770
Other Assets Less Liabilities — 0.2%		7,077,767

Net Assets — 100.0%		$3,698,184,537

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

(d)	During the six months ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at June 30, 2015	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	21,931,473	(2,589,336)	19,342,137	$28,922
BlackRock Liquidity Series, LLC, Money Market Series	$2,139,519	$(1,986,666)	$152,853	$9,974	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$3,671,611,780	—	—	$3,671,611,780
Short-Term Securities	19,342,137	$152,853	—	19,494,990

Total	$3,690,953,917	$152,853	—	$3,691,106,770

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$220,241	—	—	$220,241
Liabilities:
Collateral on securities loaned at value	—	$(152,853)	—	(152,853)

Total	$220,241	$(152,853)	—	$67,388

During the six months ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	9

Statement of Assets and Liabilities

December 31, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $147,453) (cost — $3,257,709,018)	$3,671,611,780
Investments at value — affiliated (cost — $19,494,990)	19,494,990
Cash	220,241
Receivables:
Investments sold	14,332,207
Securities lending income — affiliated	235
Capital shares sold	8,909,346
Dividends — affiliated	4,067
Dividends — unaffiliated	3,645,821
Prepaid expenses	111,297

Total assets	3,718,329,984

Liabilities
Collateral on securities loaned at value	152,853
Payables:
Investments purchased	5,401,437
Capital shares redeemed	11,387,025
Investment advisory fees	1,298,236
Officer’s and Directors’ fees	37,072
Other accrued expenses	1,103,316
Other affiliates	111,686
Service and distribution fees	653,822

Total liabilities	20,145,447

Net Assets	$3,698,184,537

Net Assets Consist of
Paid-in capital	$3,301,058,506
Distributions in excess of net investment income	(8,197)
Accumulated net realized loss	(16,768,534)
Net unrealized appreciation (depreciation)	413,902,762

Net Assets	$3,698,184,537

Net Asset Value
Institutional — Based on net assets of $1,706,381,093 and 77,291,085 shares outstanding, 400 million shares authorized, $0.10 par value	$22.08

Investor A — Based on net assets of $1,542,907,976 and 70,599,244 shares outstanding, 200 million shares authorized, $0.10 par value	$21.85

Investor B — Based on net assets of $3,461,085 and 156,369 shares outstanding, 400 million shares authorized, $0.10 par value	$22.13

Investor C — Based on net assets of $369,191,699 and 18,976,409 shares outstanding, 200 million shares authorized, $0.10 par value	$19.46

Class K — Based on net assets of $60,972,392 and 2,761,882 shares outstanding, 200 million shares authorized, $0.10 par value	$22.08

Class R — Based on net assets of $15,270,292 and 737,431 shares outstanding, 400 million shares authorized, $0.10 par value	$20.71

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Statement of Operations

Six Months Ended December 31, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$44,917,735
Foreign taxes withheld	(176,466)
Dividends — affiliated	28,922
Securities lending — affiliated — net	9,974

Total income	44,780,165

Expenses
Service — Investor A	2,069,397
Service and distribution — Investor B	21,452
Service and distribution — Investor C	2,009,940
Service and distribution — Class R	39,147
Transfer agent — Institutional	1,008,832
Transfer agent — Investor A	1,131,906
Transfer agent — Investor B	12,589
Transfer agent — Investor C	350,697
Transfer agent — Class K	1,371
Transfer agent — Class R	17,066
Investment advisory	8,104,902
Accounting services	273,157
Professional	221,638
Custodian	82,407
Registration	68,685
Officer and Directors	43,343
Printing	42,401
Miscellaneous	35,082

Total expenses	15,534,012
Less:
Fees waived by Manager	(34,135)
Transfer agent fees reimbursed — Class K	(1,294)

Total expenses after fees waived and/or reimbursed	15,498,583

Net investment income	29,281,582

Realized and Unrealized Gain (Loss)
Net realized gain from investments	109,904,121
Net change in unrealized appreciation (depreciation) on investments	(510,101,646)

Net realized and unrealized loss	(400,197,525)

Net Decrease in Net Assets Resulting from Operations	$(370,915,943)

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	11

Statements of Changes in Net Assets

Decrease in Net Assets:	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

Operations
Net investment income	$29,281,582	$59,218,898
Net realized gain	109,904,121	563,166,500
Net change in unrealized appreciation (depreciation)	(510,101,646)	(405,269,609)

Net increase (decrease) in net assets resulting from operations	(370,915,943)	217,115,789

Distributions to Shareholders[1]
From net investment income:
Institutional	(29,861,395)	(30,015,147)
Investor A	(22,366,748)	(22,369,589)
Investor C	(2,831,439)	(2,797,835)
Class K	(866,650)	—
Class R	(181,062)	(170,594)
From net realized gain:
Institutional	(197,494,848)	(357,235,176)
Investor A	(178,963,028)	(320,026,829)
Investor B	(399,486)	(2,136,433)
Investor C	(47,925,640)	(88,281,019)
Class K	(5,377,198)	—
Class R	(1,826,745)	(3,305,630)

Decrease in net assets resulting from distributions to shareholders	(488,094,239)	(826,338,252)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	339,384,432	389,104,453

Net Assets
Total decrease in net assets	(519,625,750)	(220,118,010)
Beginning of period	4,217,810,287	4,437,928,297

End of period	$3,698,184,537	$4,217,810,287

Undistributed (distributions in excess of) net investment income, end of period	$(8,197)	$26,817,515

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Financial Highlights

	Institutional
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$27.88	$33.05	$30.22	$25.64	$26.94	$21.27

Net investment income[1]	0.22	0.49	0.48	0.52	0.48	0.40
Net realized and unrealized gain (loss)	(2.73)	0.82	6.63	6.36	(1.07)	5.68

Net increase (decrease) from investment operations	(2.51)	1.31	7.11	6.88	(0.59)	6.08

Distributions:[2]
From net investment income	(0.43)	(0.50)	(0.49)	(0.56)	(0.48)	(0.41)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(3.29)	(6.48)	(4.28)	(2.30)	(0.71)	(0.41)

Net asset value, end of period	$22.08	$27.88	$33.05	$30.22	$25.64	$26.94

Total Return[3]
Based on net asset value	(8.74)%[4]	5.48%	25.22%	28.67%	(2.05)%	28.76%

Ratios to Average Net Assets
Total expenses	0.55%[5]	0.55%[6,7]	0.54%[6,7]	0.55%[6,7]	0.56%[6,7]	0.55%[6,7]

Total expenses after fees waived and/or reimbursed	0.55%[5]	0.55%[6,7]	0.54%[6,7]	0.55%[6,7]	0.56%[6,7]	0.55%[6,7]

Net investment income	1.70%[5]	1.62%[6,7]	1.51%[6,7]	1.89%[6,7]	1.88%[6,7]	1.57%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,706,381	$1,964,894	$2,136,401	$2,069,166	$2,066,925	$2,552,926

Portfolio turnover rate	21%	41%[8]	47%[9]	53%[9]	38%[9]	64%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	13

Financial Highlights (continued)

	Investor A
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$27.59	$32.76	$29.99	$25.45	$26.75	$21.12

Net investment income[1]	0.18	0.40	0.39	0.44	0.40	0.32
Net realized and unrealized gain (loss)	(2.70)	0.83	6.58	6.33	(1.07)	5.64

Net increase (decrease) from investment operations	(2.52)	1.23	6.97	6.77	(0.67)	5.96

Distributions:[2]
From net investment income	(0.36)	(0.42)	(0.41)	(0.49)	(0.40)	(0.33)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(3.22)	(6.40)	(4.20)	(2.23)	(0.63)	(0.33)

Net asset value, end of period	$21.85	$27.59	$32.76	$29.99	$25.45	$26.75

Total Return[3]
Based on net asset value	(8.89)%[4]	5.23%	24.86%	28.35%	(2.39)%	28.36%

Ratios to Average Net Assets
Total expenses	0.83%[5]	0.81%[6,7]	0.81%[6,7]	0.83%[6,7]	0.86%[6,7]	0.84%[6,7]

Total expenses after fees waived and/or reimbursed	0.83%[5]	0.81%[6,7]	0.81%[6,7]	0.83%[6,7]	0.86%[6,7]	0.84%[6,7]

Net investment income	1.42%[5]	1.36%[6,7]	1.24%[6,7]	1.61%[6,7]	1.59%[6,7]	1.28%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,542,908	$1,760,169	$1,808,120	$1,594,656	$1,439,411	$1,652,159

Portfolio turnover rate	21%	41%[8]	47%[9]	53%[9]	38%[9]	64%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

14	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Financial Highlights (continued)

	Investor B
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$27.51	$32.52	$29.65	$25.08	$26.27	$20.69

Net investment income[1]	0.03	0.10	0.05	0.15	0.14	0.08
Net realized and unrealized gain (loss)	(2.68)	0.85	6.52	6.25	(1.02)	5.53

Net increase (decrease) from investment operations	(2.65)	0.95	6.57	6.40	(0.88)	5.61

Distributions:[2]
From net investment income	—	—	—	(0.09)	(0.08)	(0.03)
From net realized gain	(2.73)	(5.96)	(3.70)	(1.74)	(0.23)	—

Total distributions	(2.73)	(5.96)	(3.70)	(1.83)	(0.31)	(0.03)

Net asset value, end of period	$22.13	$27.51	$32.52	$29.65	$25.08	$26.27

Total Return[3]
Based on net asset value	(9.46)%[4]	4.20%	23.57%	26.94%	(3.31)%	27.15%

Ratios to Average Net Assets
Total expenses	2.04%[5]	1.82%[6,7]	1.89%[6,7]	1.92%[6,7]	1.87%[6,7]	1.81%[6,7]

Total expenses after fees waived and/or reimbursed	2.03%[5]	1.82%[6,7]	1.89%[6,7]	1.92%[6,7]	1.86%[6,7]	1.81%[6,7]

Net investment income	0.24%[5]	0.35%[6,7]	0.18%[6,7]	0.54%[6,7]	0.58%[6,7]	0.32%[6,7]

Supplemental Data
Net assets, end of period (000)	$3,461	$5,294	$14,930	$24,282	$41,283	$75,481

Portfolio turnover rate	21%	41%[8]	47%[9]	53%[9]	38%[9]	64%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	15

Financial Highlights (continued)

	Investor C
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$24.84	$30.13	$27.89	$23.80	$25.03	$19.78

Net investment income[1]	0.07	0.15	0.13	0.21	0.18	0.11
Net realized and unrealized gain (loss)	(2.42)	0.73	6.09	5.89	(0.99)	5.29

Net increase (decrease) from investment operations	(2.35)	0.88	6.22	6.10	(0.81)	5.40

Distributions:[2]
From net investment income	(0.17)	(0.19)	(0.19)	(0.27)	(0.19)	(0.15)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(3.03)	(6.17)	(3.98)	(2.01)	(0.42)	(0.15)

Net asset value, end of period	$19.46	$24.84	$30.13	$27.89	$23.80	$25.03

Total Return[3]
Based on net asset value	(9.21)%[4]	4.38%	23.90%	27.29%	(3.16)%	27.36%

Ratios to Average Net Assets
Total expenses	1.62%[5]	1.60%[6,7]	1.60%[6,7]	1.63%[6,7]	1.67%[6,7]	1.66%[6,7]

Total expenses after fees waived and/or reimbursed	1.62%[5]	1.60%[6,7]	1.60%[6,7]	1.63%[6,7]	1.67%[6,7]	1.66%[6,7]

Net investment income	0.63%[5]	0.57%[6,7]	0.45%[6,7]	0.81%[6,7]	0.77%[6,7]	0.46%[6,7]

Supplemental Data
Net assets, end of period (000)	$369,192	$430,809	$459,708	$387,027	$365,319	$465,007

Portfolio turnover rate	21%	41%[8]	47%[9]	53%[9]	38%[9]	64%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

16	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Financial Highlights (continued)

	Class K
	Six Months Ended December 31, 2015 (Unaudited)	Period February 4, 2015[1] to June 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$27.90	$26.46

Net investment income[2]	0.23	0.20
Net realized and unrealized gain (loss)	(2.73)	1.24

Net increase (decrease) from investment operations	(2.50)	1.44

Distributions:
From net investment income	(0.46)	—
From net realized gain	(2.86)	—

Total distributions	(3.32)	—

Net asset value, end of period	$22.08	$27.90

Total Return[3]
Based on net asset value[4]	(8.70)%	5.44%

Ratios to Average Net Assets
Total expenses[5]	0.53%	0.46%[6]

Total expenses after fees waived and/or reimbursed[5]	0.52%	0.45%[6]

Net investment income[5]	2.07%	1.75%[6]

Supplemental Data
Net assets, end of period (000)	$60,972	$40,787

Portfolio turnover rate	21%	41%[7,8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	17

Financial Highlights (concluded)

	Class R
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$26.29	$31.51	$28.99	$24.63	$25.90	$20.48

Net investment income[1]	0.13	0.29	0.28	0.34	0.30	0.23
Net realized and unrealized gain (loss)	(2.57)	0.78	6.34	6.12	(1.03)	5.46

Net increase (decrease) from investment operations	(2.44)	1.07	6.62	6.46	(0.73)	5.69

Distributions:[2]
From net investment income	(0.28)	(0.31)	(0.31)	(0.36)	(0.31)	(0.27)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)	—

Total distributions	(3.14)	(6.29)	(4.10)	(2.10)	(0.54)	(0.27)

Net asset value, end of period	$20.71	$26.29	$31.51	$28.99	$24.63	$25.90

Total Return[3]
Based on net asset value	(9.01)%[4]	4.86%	24.47%	27.92%	(2.73)%	27.89%

Ratios to Average Net Assets
Total expenses	1.16%[5]	1.16%[6,7]	1.12%[6,7]	1.18%[6,7]	1.22%[6,7]	1.23%[6,7]

Total expenses after fees waived and/or reimbursed	1.16%[5]	1.16%[6,7]	1.12%[6,7]	1.16%[6,7]	1.20%[6,7]	1.23%[6,7]

Net investment income	1.08%[5]	1.00%[6,7]	0.93%[6,7]	1.29%[6,7]	1.23%[6,7]	0.93%[6,7]

Supplemental Data
Net assets, end of period (000)	$15,270	$15,857	$18,769	$16,655	$18,785	$24,155

Portfolio turnover rate	21%	41%[8]	47%[9]	53%[9]	38%[9]	64%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[8]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[9]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

18	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

20	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Clearing Corp.	$69,209	$(69,209)	—
UBS Securities LLC	78,244	(78,244)	—

Total	$147,453	$(147,453)	—

[1]

Collateral with a value of $152,853 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	21

Notes to Financial Statements (continued)

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 Million - $200 Million	0.50%
Greater than $200 Million	0.40%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the six months ended December 31, 2015, the Fund reimbursed the Manager $21,791 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2015, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$180,324
Investor A	$78
Investor C	$5

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended December 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$ 18,105	$ 19,496	$ 675	$ 3,465	$ 66	$41,807

22	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% of Class R Shares’ average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to November 1, 2016, unless approved by the Board, including a majority of the independent directors.

The Manager voluntarily agreed to waive and/or reimburse all class specific fees or expenses of Class K Shares until February 29, 2016. Fees or expenses of the Fund that are not class specific to Class K Shares will be allocated pro rata to the Class K Shares and will not be waived and/or reimbursed by the Manager unless otherwise agreed to. Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

For the six months ended December 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $58,952.

For the six months ended December 31, 2015, affiliates received CDSCs as follows:

Investor A	$6,075
Investor C	$15,973

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended December 31, 2015, the Fund paid BIM $3,302 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $820,451,155 and $948,149,957, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended June 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	23

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of period end, the Fund had a capital loss carryforward available to offset future realized capital gains of $9,456,320, all of which is due to expire June 30, 2017. This capital loss carryforward is subject to annual limitation.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,310,382,621

Gross unrealized appreciation	$800,522,953
Gross unrealized depreciation	(419,798,804)

Net unrealized appreciation	$380,724,149

8. Bank Borrowings:

The Fund, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

24	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2015		Year Ended June 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,035,165	$180,716,871	14,712,267	$434,912,209
Shares issued in reinvestment distributions	9,599,291	207,823,577	13,546,318	350,713,247
Shares redeemed	(9,810,963)	(248,415,922)	(22,432,858)	(675,113,269)

Net increase	6,823,493	$140,124,526	5,825,727	110,512,187

Investor A
Shares sold and automatic conversion of shares	4,624,052	$116,080,046	8,225,180	$236,943,555
Shares issued in reinvestment distributions	8,623,350	184,795,801	12,062,373	309,518,446
Shares redeemed	(6,442,540)	(162,164,237)	(11,681,780)	(342,194,686)

Net increase	6,804,862	$138,711,610	8,605,773	$204,267,315

Investor B
Shares sold	184	$4,979	13,115	$394,794
Shares issued in reinvestment distributions	16,061	348,845	74,689	1,920,274
Shares redeemed and automatic conversion of shares	(52,342)	(1,351,052)	(354,435)	(10,250,988)

Net decrease	(36,097)	$(997,228)	(266,631)	$(7,935,920)

Investor C
Shares sold	1,369,735	$30,325,682	2,085,576	$55,626,429
Shares issued in reinvestment distributions	2,396,616	45,750,622	3,475,584	80,632,360
Shares redeemed	(2,130,229)	(47,498,685)	(3,478,784)	(92,644,473)

Net increase	1,636,122	$28,577,619	2,082,376	$43,614,316

			Period February 4, 2015[1] to June 30, 2015
			Shares	Amount
Class K
Shares sold	1,111,375	$26,518,594	2,099,985	$56,937,343
Shares issued in reinvestment distributions	287,238	6,218,704	—	—
Shares redeemed	(98,776)	(2,647,679)	(637,940)	(18,119,512)

Net increase	1,299,837	$30,089,619	1,462,045	$38,817,831

			Year Ended June 30, 2015
			Shares	Amount
Class R
Shares sold	144,135	$3,504,615	155,855	$4,428,838
Shares issued in reinvestment distributions	98,858	2,007,803	141,699	3,471,620
Shares redeemed	(108,648)	(2,634,132)	(290,072)	(8,071,734)

Net increase (decrease)	134,345	$2,878,286	7,482	$(171,276)

Total Net Increase	16,662,562	$339,384,432	17,716,772	$389,104,453

[1]	Commencement of Operations.

At December 31, 2015, 7,559 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	25

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	27

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28	BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BASIC VALUE FUND, INC.	DECEMBER 31, 2015	29

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-12/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 26, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc.

Date: February 26, 2016

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